Intangible Assets, Net - Schedule of Amortization Expenses For the Intangible Assets (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Amortization Expenses for the Intangible Assets [Abstract]
Remaining of 2025	¥ 14,003	$ 1,955
2026	21,215	2,961
2027	14,543	2,030
2028	6,013	839
2029	4,975	694
Thereafter	6,242	873
Total Amortization expenses	¥ 66,991	$ 9,352	¥ 61,730